UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

____________________

BANCROFT URANIUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50366	94-3409449
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

8655 East Via De Ventura, Suite G200 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

(480) 346-1460
(Registrant’s telephone number, including area code)
(480) 346-1461 FAX

6620 Lake Washington Blvd, Suite 301
Kirkland, Washington, 98033
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses.  Such forward-looking statements include, among others, those statements including the words “expects”, “anticipates”, “intends”, “believes” and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section “Risk Factors.”  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this report.

EXPLANATORY NOTES

The terms “the Company,” “we,” “us,” and “our” refer to Bancroft Uranium Inc, a Nevada corporation, formerly known as Conscious Intention, Inc., unless otherwise stated or the context clearly indicates otherwise.

On September 14, 2007, we entered into an agreement to purchase 100% of the issued and outstanding stock of 2146281 Ontario, Ltd, a corporation formed under the laws of Ontario, Canada (“Ontario Limited” or “214”) in exchange for 1,250,000 common shares of the Company after giving effect to a 52 for 1 forward split of the Company’s common shares.

This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant

On October, 3, 2005, we purchased 100% of the issued and outstanding stock of Ontario Limited pursuant to the Stock Purchase Agreement dated September 14, 2007, a copy of which was filed on Form 8K on September 14, 2007.   Referenced in that Agreement was a private share sale by former President and CEO and current director Andrew Hamilton to current President and CEO and director P. Leslie Hammond of 23,972,000 of his 24,232,000 shares in the Company, leaving Mr. Hamilton with 260,000 shares and causing a change of control.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Hamilton intends to resign as soon as possible.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
2.1
Share Purchase Agreement, dated September 14, 2007, among the Registrant, 2146281 Ontario Limited, an Ontario, Canada corporation (“Ontario Limited” or “214”) and Gravhaven Limited, a Cayman Island corporation (“Gravhaven”).(1)

3.1	Articles of Incorporation as filed with the Nevada Secretary of State on April 7, 2004(3)
3.2	Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on September 24, 2007 (2)
3.3	By-Laws(3)
10.1	Closing Memorandum between the Registrant, Andrew Hamilton and P. Leslie Hammond, dated September 28, 2007. (4)
10.2	Elliot Lake South Project Agreement dated August 27, 2007 between 2146281 Ontario Limited and 2060014 Ontario Limited. (4)
10.3	LongLac Project Agreement dated August 27, 2007 between 2146281 Ontario Limited and 2060014 Ontario Limited. (4)
10.4	Monmouth Agreement dated August 31, 2007 between 2146281 Ontario Limited and Yvon Gagne. (4)

(1)	Incorporated by reference to the Registrant’s Form 8-K, dated September 14, 2007.
(2)	Incorporated by reference to the Registrant’s Form DEF 14C, dated August 2, 2007.
(3)	Incorporated by reference to the Registrant’s Form SB-2, dated April 12, 2002.
(4)	Incorporated by reference to the Registrant’s Form 8-K, dated October 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCROFT URANIUM INC.

Dated: November 26, 2007	By: /s/ P. Leslie Hammond
Name: P. Leslie Hammond
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description
2.1
Share Purchase Agreement, dated September 14, 2007, among the Registrant, 2146281 Ontario Limited, an Ontario, Canada corporation (“Ontario Limited” or “214”) and Gravhaven Limited, a Cayman Island corporation (“Gravhaven”).(1)

3.1	Articles of Incorporation as filed with the Nevada Secretary of State on April 7, 2004(3)
3.2	Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State on September 24, 2007 (2)
3.3	By-Laws(3)
10.1	Closing Memorandum between the Registrant, Andrew Hamilton and P. Leslie Hammond, dated September 28, 2007. (4)
10.2	Elliot Lake South Project Agreement dated August 27, 2007 between 2146281 Ontario Limited and 2060014 Ontario Limited. (4)
10.3	LongLac Project Agreement dated August 27, 2007 between 2146281 Ontario Limited and 2060014 Ontario Limited. (4)
10.4	Monmouth Agreement dated August 31, 2007 between 2146281 Ontario Limited and Yvon Gagne. (4)

(1)	Incorporated by reference to the Registrant’s Form 8-K, dated September 14, 2007.
(2)	Incorporated by reference to the Registrant’s Form DEF 14C, dated August 2, 2007.
(3)	Incorporated by reference to the Registrant’s Form SB-2, dated April 12, 2002.
(4)	Incorporated by reference to the Registrant’s Form 8-K, dated October 3, 2007.